Securities Act File No. 033-12703

Investment Company Act File No. 811-04643

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

(Check appropriate box or boxes.)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. [ ]

[X] Post-Effective Amendment No. [ 43 ]

and/or

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. [ 48 ]

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VOLUMETRIC FUND, INC.

(Name of Registrant as specified in Charter)

87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965

(Address of Principal Executive Officers)

(845) 623-7637

(Phone number of registrant)

JEFFREY GIBS

VOLUMETRIC FUND, INC

87 VIOLET DRIVE, PEARL RIVER, NEW YORK 10965

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: April 28, 2026

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It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)

[ ] (Date) pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Volumetric Fund, Inc.

A Conservative Equity Fund

Prospectus

April 28, 2026

Ticker: VOLMX

No-Load Mutual Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

VOLUMETRIC FUND, INC.

SUMMARY

INVESTMENT OBJECTIVES / GOALS

Volumetric Fund Inc.’s (the “Fund”) investment objective is capital growth. Its secondary objective is downside protection.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases:	None
Maximum Deferred Sales Charge (Load):	None
Maximum Sales Charge (Load) on Reinvested Dividends:	None
Redemption Fee (as a % of amount redeemed on shares redeemed within 7 calendar days of initial purchase):	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee*	1.89%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses**	0.00%
Total Annual Fund Operating Expenses	1.89%

*Pursuant to an investment advisory agreement (the “Agreement”) between the Fund and Volumetric Advisers, Inc. (the “Adviser”), in addition to providing investment advice, the Adviser pays most expenses of the Fund, as described under the section titled “Management of the Fund”. As compensation, the Fund pays the Adviser a fee, payable monthly, at the annual rate of: 2.00% of the average daily net assets of the Fund on the first $10 million of the average daily net assets; 1.90% of such net assets from $10 million to $25 million;1.80% of such net assets from $25 million to $50 million; 1.50% of such net assets from $50 million to $100 million; and 1.25% of such net assets over $100 million. For the fiscal year ended December 31, 2025, the management fee was equal to 1.89% of daily average net assets.

**Other Expenses include less than 0.01% (1 basis point) of Acquired Fund Fees and Expenses (“AFFE”). AFFE are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$192	$594	$1,022	$2,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may result in higher transaction costs and higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its whole portfolio.

PRINCIPAL INVESTMENT STRATEGIES

 The Fund seeks to achieve its objective by investing primarily in a broadly diversified portfolio of large and mid-cap domestic stocks with annual revenues, at the time of purchase, over $3 billion. The Fund generally maintains a portfolio containing a blend of value and growth stocks. The Fund invests primarily in issuers listed on the New York Stock Exchange, (“NYSE”) and to a lesser extent, in common stocks of issuers listed on NASDAQ and other exchanges. The Fund may also invest up to 15% of its net assets, in exchange traded funds (“ETFs”) that track the S&P 500 Total Return Index.

The Fund utilizes the Adviser’s proprietary “Volumetric Trading System” to make investment decisions. This disciplined stock trading system is derived from “Volumetrics”, the Adviser’s proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. The Adviser determines an investment for the Fund’s portfolio by identifying those stocks for which a sudden and substantial new demand is developing. Generally, the Adviser will sell a position for the Fund when volume and range analysis indicate that there is a distinct negative reversal in its demand/supply ratio.

The Fund allocates its assets between stocks, cash, and cash equivalent positions (money market) using a proprietary asset allocation formula. Under positive market conditions, the Fund’s total cash and money market positions are typically between 3% and 15%. Under negative market conditions the Fund’s total cash and money market positions may increase up to 40%, and under extremely negative conditions to over 40%.

PRINCIPAL INVESTMENT RISKS

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to the principal risks summarized below:

•	Equity Securities Risk: The Fund is subject to the risk that stock prices will fall. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•	Growth Stock Risk: “Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

•	Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies.

•	Management Risk: The Fund is subject to the risk that the strategy used by the Adviser may fail to produce the intended results.

•	Market and Geopolitical Risk: The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, trade barriers, regulatory events and governmental or quasi-governmental actions. There is a risk that you may lose money by investing in the Fund.

•	Mid-Cap Risk: The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

•	Money Market Fund Risk: The risk that money market securities will decline in value, due to changes in interest rates. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so.

•	Sector Concentration Risk: The Fund may focus a portion of its investments in securities of a particular sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. To the extent the Fund focuses its investments in specific sectors , it may be subject to the following risks:

o	Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

o	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

•	Underlying Fund Risk: Other investment companies in which the Fund invests (“Underlying Funds”), including ETFs, are subject to investment advisory and other expenses which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

•	Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may actually be appropriately priced.

PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for one, five and ten years, as compared to those of the broad-based S&P 500 Index and the FTSE 3-Month Treasury Bill Index. As with all mutual funds, the Fund’s past performance, before and after taxes, does not predict how the Fund will perform in the future. For more recent performance information, visit www.volumetric.com .

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 12.72% (quarter ended June 30, 2020) and the lowest return for a quarter was -17.00% (quarter ended March 31, 2020).

Average Annual Total Returns

(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Return before taxes	1.53%	5.43%	7.29%
Return after taxes on distributions	1.09%	4.23%	6.11%
Return after taxes on distributions and sale of Fund shares	1.23%	4.15%	5.69%
S&P 500 Index: (reflects no deductions for fees, expenses, or taxes)	17.88%	14.42%	14.82%
FTSE 3-Month Treasury Bill Index: (reflects no deductions for fees, expenses, or taxes)	4.40%	3.31%	2.23%

After tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The FTSE 3-Month Treasury Bill Index measures the performance of short-term U.S. government debt securities and accrues income on a monthly basis. The S&P 500 Index represents the equity portion of the Fund’s portfolio, and the FTSE 3-Month Treasury Bill Index represents the cash/cash equivalent (money market) portion of the Fund’s portfolio.

INVESTMENT ADVISER

Volumetric Advisers, Inc. (the “Adviser”), 87 Violet Drive, Pearl River, New York 10965, is the Fund’s investment adviser.

PORTFOLIO MANAGERS

•	Jeffrey Gibs is Chief Executive Officer (“CEO”), Treasurer (since 2022), President (since 2016), Portfolio Manager (since 2016), and Chief Compliance Officer (“CCO”) (since 2005) of the Fund. Mr. Gibs was Executive Vice President of the Fund from 2015 to 2016 and Vice President of the Fund from 1997 to 2015. Mr. Gibs had worked as a consultant to the Fund since 1989 when he was not fully employed by the Adviser. Mr. Gibs also serves as President and Chief Compliance Officer of the Adviser.

•	Alex Aleman is the Vice President (since 2024) and Portfolio Manager (since 2024) of the Fund. Additionally, he is Vice President of the Adviser (since 2024). His previous employment includes JPMorgan Chase & Co., as a Private Client Banker (2022 to 2024), and Granby Capital Management, LLC, as Head Trader (2003 to 2021).

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

PURCHASE AND SALE OF SHARES

You may purchase or sell shares of the Fund at the net asset value (“NAV”) per share next determined after your order is received in proper form. This may be done via mail, email, or telephone, on any business day when the New York Stock Exchange is open for trading. The Fund is not available for purchase in all states and is not available in any state where the offer or sale is prohibited. Please inquire with the Fund if it is currently available for purchase in a particular state. The Fund can be contacted by calling 800-541-3863.

All shareholder forms, documents and checks should be sent to:

Regular/Express Mail:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Delivery:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Fax: 402-963-9094

The minimum initial investment in the Fund is $500 and the minimum for each subsequent investment is $200. When making regular investments through the Fund’s automatic investment plan the minimum investment is $100. These minimums may be waived at management’s discretion.

Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places.

If you recently purchased shares, there is a 15-day delay from the date of the purchase to when redemption proceeds will be sent out.

If you establish an IRA account, there is an annual pass-through IRA maintenance fee of $15.00 that is charged by the IRA custodian on a per-account basis. This fee will not be paid by the Fund but may be paid by the Adviser.

Returned Check/NSF Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund or its Transfer Agent (“transfer agent”), as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

TAX INFORMATION

The Fund’s distributions will be generally taxable to you as capital gains or ordinary income, unless you are investing through a tax deferred arrangement, such as an individual retirement account (“IRA”).

PAYMENTS TO BROKER-DEALERS AND FINANCIAL INTERMEDIATES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, but not the Fund, and its related companies may pay the intermediary for sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE, STRATEGIES AND RELATED RISKS

Investment Objective

The Fund’s primary investment objective is capital growth. Its secondary objective is downside protection. The Fund’s primary objective may not be changed without shareholder approval.

Principal Investment Strategies

The Fund is using the unique and proprietary “Volumetric Trading System” to make investment decisions. This disciplined stock trading system has been derived from “Volumetrics”, a proprietary method of technical analysis which measures the flow of money into and out of stocks by their volume activity. “Volumetrics” was developed in the early 1970’s by the Fund’s founder Gabriel J. Gibs. Its basic concepts are described in Mr. Gibs’ M.B.A. thesis entitled “Forecasting Stock Trends by Volume Analysis” (Pace University, 1974).

The Fund developed the “Volume and Range” trade and allocation system. This system uses a methodology to manage the Fund’s portfolio. The system’s aim is to carefully balance risk versus return by using advanced mathematical formulas. Its approach includes: 1) daily cash management; 2) superior stock selection; and 3) disciplined selling of stocks, when necessary, as follows: Every day after the market closes the portfolio managers do the following: 1) Calculate optimum cash position, based on a mathematical formula; 2) Determine, by using volume and range analysis, which stocks should be sold the next day, if any; 3) After volume screening of all stocks, create a list of stocks to purchase, whenever the formula calls for increasing stock investments.

The stock selection strategy of the Fund involves the identification of those stocks, for which a sudden and substantial new demand is developing and are in their early or middle stages of an upside move. As volume typically precedes price, the Fund’s timing system aims to identify stocks under accumulation, takeover and restructuring candidates, and stocks that “smart money” buys. A stock screening process to achieve this is outlined below.

1)	Using a proprietary screening method, stocks are identified whose price advanced during the previous day or week on unusually heavy volume, relative to their normal volume.

2)	From this group of stocks, primary consideration is given to those stocks that exhibit positive chart patterns, are in a strong industry group, have improved earnings prospects, low debt and are not over-appreciated in price. This group may also include turnaround situations and stocks with some other positive investment characteristics.

3)	Stocks with the most positive overall characteristics are then further analyzed by a proprietary model. Stocks with the highest accumulation/distribution volume ratio (demand/supply ratio) may be bought.

The Fund is designed to protect the portfolio against declines during unfavorable market conditions. Therefore, all stocks in the Fund’s portfolio are under continuous daily volume/price surveillance. Generally, a stock will be sold when volume and range analysis indicates that there is a distinct reversal in its demand/supply ratio and the ratio becomes clearly negative. This type of reversal usually forecasts a decline in the price of the stock. Once a stock is sold, it may be replaced by a new, stronger stock, or under negative stock market conditions, proceeds from the sale will be invested in cash equivalents.

The Fund allocates its assets between stocks, cash and cash equivalent positions (money market) using a proprietary asset allocation formula. Under positive market conditions, the total cash and money market positions are typically between 3% and 15%. However, under negative stock market conditions the Fund’s total cash and money market position may increase up to 40%, and under extremely negative conditions to over 40%.

Management does not take portfolio turnover into account in making investment decisions. It is estimated that most stocks in the Fund’s portfolio will be held from 3 to 24 months and the typical portfolio turnover rate of the Fund will be between 35% - 120%. Generally, holding periods in bull markets may be longer than in bear markets.

Principal Investment Risks

•	Equity Securities Risk: Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

•	Growth Stock Risk: "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole.

•	Large Cap Risk: Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

•	Management Risk: The Adviser's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Adviser's proprietary investment process. The Adviser's assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser's investment strategy will produce the desired results.

•	Market and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, trade barriers, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets.

•	Mid-Cap Risk: The earnings and prospects of medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

•	Money Market Fund Risk: The risk that money market securities will decline in value, due to changes in interest rates. Although each underlying money market fund in which the Fund may invest seeks to maintain the value of the investments at $1.00 per share, there is no assurance that the underlying fund will be able to do so. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

•	Sector Concentration Risk: The Fund may focus a portion of its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector. To the extent the Fund focuses its investments in specific sectors, it may be subject to the following risk:

o	Industrial Sector Risk. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.

o	Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

•	Underlying Fund Risk: Other investment companies in which the Fund invests (“Underlying Funds”), including ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

•	Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company's intrinsic value may never be fully realized by the market or that a company judged by the advisor to be undervalued may actually be appropriately priced.

Temporary Defensive Positions

In response to adverse market, economic, political, or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI, which may be obtained free of charge by calling the Fund at 800-541-3863 or on the Fund’s website at www.volumetric.com.

MANAGEMENT OF THE FUND

The Fund’s investments and other activities are managed by Volumetric Advisers, Inc., 87 Violet Drive, Pearl River, New York 10965 (the “Adviser”).

The Adviser provides investment advisory services to the Fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment decisions for the Fund. The Adviser has acted in an investment advisory capacity since the inception of the Fund and its predecessor partnership in August of 1978. The Fund’s Adviser is subject to the supervision of the Fund’s Board of Directors.

Pursuant to the unitary fee structure in the Agreement approved by the Board of Directors, the Adviser in addition to providing investment advice, pays most expenses of the Fund. These include: salaries of Fund personnel, services of specific third parties, research, data processing, printing and postage, clerical, administrative, bank fees, advertising and marketing expenses and fidelity bonding for officers, as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, the Adviser also pays the Fund’s Chief Compliance Officer, all fees or costs associated with its Board of Directors and Board meetings, custodian fees, federal registration fees, state registration fees, franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. The Adviser does not pay the Fund’s brokerage commissions and SEC transaction fees. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with such income taxes.

As compensation for all the above services, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 2% of the average daily net assets of the Fund on the first $10 million; 1.90% of such net assets from $10 million to $25 million; 1.80% of such net assets from $25 to $50 million; 1.50% of such net assets from $50 to $100 million; and 1.25% of such net assets over $100 million. For the fiscal year ended December 31, 2025, the management fee was equal to 1.89% of daily average net assets.

The Fund’s 2025 Annual Form N-CSR for the period ended December 31, 2025, advises of the Board of Directors’ determination to continue the Agreement with the Adviser. The Agnes Gibs Revocable Trust dated 11/15/17 is considered a “controlling person” of the Adviser, as defined by the Investment Advisers Act of 1940.

Neither the Adviser, nor the Fund, benefit from any soft dollar arrangements with a broker.

Portfolio Managers and Officers

Jeffrey Gibs and Alex Aleman are responsible for the day-to-day management of the Fund and are the portfolio managers.

•	Jeffrey Gibs is Chief Executive Officer (“CEO”), Treasurer (since 2022), President (since 2016), Portfolio Manager (since 2016), and Chief Compliance Officer (“CCO”) (since 2005) of the Fund. Mr. Gibs was Executive Vice President of the Fund from 2015 to 2016 and Vice President of the Fund from 1997 to 2015. Mr. Gibs had worked as a consultant to the Fund since 1989 when he was not fully employed by the Adviser. Mr. Gibs also serves as President and Chief Compliance Officer of the Adviser (since 2019). He is the son of the Adviser’s founder, Gabriel Gibs and “controlling owner”, Agnes Gibs (the Trustee of the Agnes Gibs Revocable Trust dated 11/15/17).

•	Alex Aleman is the Vice President (since 2024) and Portfolio Manager (since 2024) of the Fund. Additionally, he is Vice President of the Adviser (since 2024). His previous employment includes JPMorgan Chase & Co., as Private Client Banker (2022 to 2024), and Granby Capital Management, LLC, as Head Trader (2003 to 2021).

Information about Directors and additional information about the officers are available in the SAI. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

PRICING OF FUND SHARES

The Fund’s NAV per share is calculated every business day at the close of trading on the NYSE (normally 4:00 p.m. EST). The Fund determines the net asset value per share by subtracting the Fund’s liabilities from the Fund’s total assets, dividing the remainder by the total number of shares outstanding and adjusting the result to the nearest full cent. The Fund uses the closing quotations in valuing its portfolio securities. Shares will not be priced on those days when the NYSE is closed for trading.

All the Fund’s securities are traded on the NYSE, American Stock Exchange or the NASDAQ. Consequently, “fair value” pricing of the Fund’s securities is generally not applicable. If under extremely rare circumstances a market quote is not available, the Fund will value the security at fair market value as determined in good faith by the Adviser and approved by the Board of Directors.

PURCHASING FUND SHARES

To open a new account, after reading the Prospectus or Summary Prospectus, complete a new account application form(s). Complete and mail it with your signature and personal or business check payable to “Volumetric Fund, Inc.” Mail or fax to:

Regular/Express Mail

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Fax: 402-963-9094

Eligibility to participate in the Fund varies from state to state, and is prohibited in some jurisdictions, as the Fund is not registered in all states.

You have the option to send applications and forms by mail or fax (if approved). Investments may be sent as a check or an Automated Clearing House (“ACH”) transaction.

•	Automated Clearing House Purchases

Shareholders may purchase shares of the Fund through the ACH network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars.

•	Initial and Subsequent Purchases by ACH

ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the Account Application (or other documentation acceptable to the Fund or its transfer agent).

•	Bank Account Requirements

The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

•	Right to Reject / Good Order

The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” A request is in “good order” when all required information, authorizations, and documentation have been received in proper form and are acceptable to the Fund or its transfer agent.

•	Purchase by Wire

If you wish to invest in the Fund by wire, please call the Fund at 800-541-FUND (800-541-3863) to obtain detailed wiring instructions and to notify the Fund that a wire transfer will be sent. The Fund will generally credit investments made by wire on the business day the funds are received by the Fund’s designated bank, provided they are received prior to the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 p.m. Eastern Time). Your bank may charge a fee for same-day wire transfers. The Fund is not responsible for any delays in the receipt of wired funds due to the actions of the transmitting or receiving bank, or the Federal Reserve wire system.

Shares will be priced at the next determined NAV per share after the investor’s purchase order is received. The Fund must receive an investment order and any other necessary documents prior to the close of the NYSE (typically 4:00 p.m. Eastern Standard Time). If received after the close or cutoff time, the purchase will be effective and priced at the next trading day’s closing price. The following table indicates the minimum investments:

Minimum Investments

Initial Investment	$ 500
Additional Investment	$ 200
Automatic Investment Plan	$ 100

All checks and documents should be mailed to:

Regular/Express Mail:

Volumetric Fund Inc.,

c/o Ultimus Fund Solutions, LLC

PO Box 46707

Cincinnati, OH 45246

Overnight Mail:

Volumetric Fund, Inc.

c/o Ultimus Fund Solutions, LLC

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

Volumetric Fund does not permit market timing or short trading practices. These practices may disrupt portfolio management strategies and consequently may harm the Fund’s performance. To discourage market timing, the Fund charges a 2% fee, if shares are redeemed within 7 calendar days after their purchase. Management reserves the right to waive this fee.

Purchase of Fund shares will be made in full and fractional shares, computed to three decimal places.

To open an account, you must submit a completed New Account Application in good order. Initial investments may be funded via federal funds wire transfer, ACH, or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in good order on a Business Day..

The Fund reserves the right to (a) reject purchase orders for any reason when, in the judgment of management, such rejection is in the best interest of the Fund; (b) suspend the offering of its shares for any period of time; (c) waive the Fund’s minimum purchase requirement.

Within three business days after receipt, the Fund will issue a transaction statement acknowledging the amount invested and the number of shares purchased. This may be delivered electronically or via the US postal service, as per the shareholders election.

Investors may also arrange to purchase shares of the Fund through financial planners or broker-dealers. Such financial planners or broker-dealers may charge investors a service fee for the service provided; bearing in mind that the investor could have acquired the Fund’s shares directly without payment of any fee. No part of any service fee will be received by the Fund.

To help the government fight the funding of terrorism and money laundering activities, the USA PATRIOT ACT of 2001 requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account. Therefore, when you open an account, you will be asked for your name, address, date of birth, tax identification number and other information that will allow the Fund to identify you.

•	Customer Identification Program (CIP) and Anti-Money Laundering (AML) Disclosure

Important Information About Procedures for Opening a New Account:

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person or entity that opens an account, to the extent reasonable and practicable. This notice is provided in accordance with the USA PATRIOT Act of 2001 and the regulations issued thereunder.

What this means for you: When you open an account, the Fund and/or its agents (including the Transfer Agent) will request your full name, residential or business street address (a P.O. Box is not sufficient and will not be accepted as a primary address), date of birth (for individuals), and an identification number, such as a Social

Security Number or Taxpayer Identification Number (“TIN”), and may request other information that will allow the Fund to identify you.

For legal entities, the Fund may require documentation verifying the legal existence of the entity and, as required by applicable law, identifying and verifying the identity of beneficial owners and/or control persons. The Fund may also request to see a driver’s license, passport, or other identifying documents. The Fund may also check customer information against government lists, as required or permitted by applicable law. The Fund will retain records of the information used to verify identity in accordance with applicable law.

•	Verification Process: The Fund and/or its agents reserve the right to
o	Refuse to open an account or delay the processing of a purchase order if the required information is not provided;
o	Restrict transactions, close an account, or take other steps if identity cannot be verified within a reasonable timeframe; and/or
o	Take any other action as required or permitted by applicable law.

Notice of Redemption: If an account is closed because identity cannot be verified, shares will be redeemed at the next calculated NAV following the closure (or as otherwise permitted by applicable law). To the extent permitted by applicable law, the Fund, the Transfer Agent, and their respective affiliates and agents will not be liable for any loss, including market fluctuations, resulting from delays, restrictions, or account closures related to this verification process.

•       Automatic Investment Plan (“AIP”)

Shareholders may purchase shares through an AIP, which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is a $100 minimum investment amount required to participate in the AIP.

Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

•       “No IRA Service Fee” Retirement Accounts

Volumetric Fund offers various “No IRA service fee” retirement accounts for individuals, corporations (pension plans) and the self-employed.

Application forms of Traditional IRA, Roth IRA, and Simplified Employee Pension Plans (“SEP”) and other retirement plans are available from Volumetric Fund. First National Bank of Omaha (“FNBO”) acts as the “custodian” of the IRA and various other retirement accounts. To obtain application forms or receive information about retirement accounts, please contact the Fund or visit our website at www.volumetric.com.

If you transfer in or invest in a Traditional, Roth or SEP IRA account, the setup and annual fees charged by the custodian will be fully waived and paid for you by the Adviser. If you close a retirement account, FNBO will charge an account maintenance and closing fee, currently $15.00; The Adviser may choose to pay this fee on behalf of a shareholder.

•       Purchase Requests in Good Order

Shares are purchased at the next computed NAV after the Fund or an authorized financial intermediary receives your purchase request and all required documentation is in “good order.” To be in good order, a purchase request must include complete and accurate information, a properly completed Account Application Form for new accounts, and payment in the form of a check or an ACH initiated by the stated cut-off times, along with any other required documents. Purchases will not be processed until all such items are received in good order.

A purchase request will be considered to be in “good order” only if it includes all of the following:

• A completed and signed account application (for new accounts).

• The exact dollar amount of the investment.

• For existing accounts, the account number and the name(s) exactly as registered on the account.

• Payment in U.S. dollars, payable to the Fund.

• Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order.

REDEEMING FUND SHARES

The Fund redeems its shares at the NAV next determined after the Fund receives your redemption request. Redemption requests will be processed after verification of ownership. Redemption requests to close an account may be required in writing; the Adviser has the right to determine this requirement in its sole discretion. Redemption proceeds will be sent to the account owner’s address or bank account on record.

You can redeem shares of the Fund on any business day without a redemption fee. However, to discourage market timing and frequent trading of the Fund’s shares, the Board of Directors has adopted the following policy. The Fund will assess a 2% fee if an investor redeems his/her shares within seven calendar days after a purchase. This fee will be paid directly to the Fund. Please note the management of the Fund reserves its right not to charge an investor the fee.

Redemption payments are made no later than the third business day after the effective date of the redemption. The Fund may suspend the right of redemption or postpone the date of payment for more than three days when: (a) the NYSE is closed, (b) trading on the NYSE is restricted, (c) an emergency exists which makes it impractical for the Fund to either dispose of securities or make a fair determination of net asset value. There is no assurance that the net asset value received upon redemption will be greater than that paid by a shareholder upon purchase.

The Fund expects to make all redemptions in cash. However, the Fund reserves the right to pay redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities only in the rare instance when the Fund’s Board of Directors believes that it would be in the Fund’s best interest not to pay redemption proceeds in cash. These redemption payment methods may be used in regular and stressed market conditions.

•	Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and IRS rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

•	Minimum Account Balance and Low-Balance Accounts

To help reduce the Fund’s operating expenses and administrative costs, the Fund may monitor shareholder account balances.

If the value of your account remains below the Fund’s $500 initial minimum investment for more than 90 consecutive days, you may be required to increase your account value above this minimum or the Fund may close your account.

If an account is closed for this reason, shares will be redeemed at the NAV next determined after the account is closed, and redemption proceeds will be sent to the address or bank account on record.

•	Redemption Proceeds

Redemption proceeds are typically sent on the next business day after a request is received in good order. As permitted by federal law, the Fund may delay payment for up to seven calendar days. The Fund also reserves the right to delay payment for shares recently purchased by check or via ACH until the payment has cleared, which may take up to 10 business days (or longer, if necessary). Proceeds are generally paid by check, wire transfer, or ACH, as selected by the shareholder.

To redeem shares from a retirement account, you may be required to complete an IRA distribution form. A $15 IRA closing fee may be imposed. This fee may be paid by the Adviser.

The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A $25 fee will be charged against a shareholder’s account for overnight check processing.

•	Wire Fee

A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

•	Redemptions Requests in Good Order

Redemption of Fund shares are effected at the next computed NAV after the Fund or an authorized financial intermediary receives your redemption request and all required documentation is in “good order.” To be in good order, a redemption request must include complete and accurate instructions, any required signature guarantees or supporting documentation, and any additional information the Fund may reasonably request. Redemption proceeds will not be processed until all such items are received in good order.

A redemption request will be considered to be in “good order” only if it includes all of the following:

• The name of the Fund and the account number

• The exact dollar amount or number of shares to be redeemed

• The name(s) of the registered account owner(s), exactly as they appear on the account

• Signature(s) of all registered owner(s), if applicable

• Any required signature guarantee or medallion signature guarantee, if applicable

• Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

TELEPHONE TRANSACTIONS

You may purchase, exchange, or redeem Fund shares by calling 800-541-FUND (800-541-3863). Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined net asset value NAV. Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its Transfer Agent. Please allow additional time to place your transaction. The Fund or its Transfer Agent will not be held liable for any loss if you are unable to reach them to place a telephone transaction.

The Fund and its Transfer Agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification information, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense arising from unauthorized or fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal and applicable state income tax withholding at the time of redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

LOST SHAREHOLDERS, INACTIVE ACCOUNTS, AND UNCLAIMED PROPERTY

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale. For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

MEDALLION SIGNATURE GUARANTEE REQUIREMENTS

To protect shareholders and the Fund from potential fraud, the Fund and/or its Transfer Agent may require a signature guarantee, including a Medallion Signature Guarantee (“MSG”), in certain circumstances. An MSG is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund and/or the Transfer Agent may require an MSG in situations including, but not limited to, the following:

•	Proceeds are requested to be mailed to an address or sent to a bank account that was changed or added within the past 30 calendar days;
•	Proceeds are requested to be made payable to a person or entity other than the registered account owner;
•	Proceeds are requested to be sent to a financial institution account that is not in the shareholder’s name;
•	The account registration or ownership is being changed;
•	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or
•	Any other circumstance in which the Fund or the Transfer Agent reasonably determines that additional documentation or verification is appropriate.

An MSG must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for an MSG.

Shareholders should contact the Transfer Agent in advance if they are unsure whether an MSG will be required. The Fund and/or the Transfer Agent reserves the right, in its discretion, to waive or require an MSG and to reject any signature guarantee that it deems unacceptable.

ELECTRONIC SERVICES AND ONLINE TRANSACTIONS

To establish internet transaction privileges, you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address on record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call 800-541-FUND (800-541-3863) for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties.

The Fund, through its transfer agent (the “Transfer Agent”), may make available to shareholders certain electronic services and online account access (collectively, “Online Services”) through the Fund’s website (the “Website”). These Online Services may include, but are not limited to, the ability to access account information, conduct transactions, and consent to the electronic delivery of Fund documents. The Fund does not permit new accounts to be opened through the Website. New accounts must be established by submitting a completed application by mail or through other available methods described in this Prospectus.

•	Eligibility for Online Access

Online Services are available only to shareholders with an existing account who have established online access by accepting the applicable online user agreement. Certain Online Services may require that banking instructions (including ACH instructions) be established and accepted by the Transfer Agent.

•	Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be required to provide your name, address, date of birth, and other identifying information. You may also be asked to provide a copy of your driver’s license or other identifying documents. If your identity cannot be verified as required by law, the Fund reserves the right to reject your application, restrict transactions, or close your account.

•	Online Transactions

All online transaction requests are subject to the terms of this Prospectus. To receive the NAV determined for the current business day, transaction requests must be received in good order by the Fund (or its authorized agent) prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time). Requests received after this time will receive the next business day’s NAV.

Purchases may be made online via the Automated Clearing House (“ACH”) network for accounts with ACH instructions on file and accepted by the Transfer Agent. Please note that proceeds from the redemption of shares recently purchased by ACH may be delayed for up to 10 business days to ensure that the purchase has cleared.

•	Limitation of Liability

Your use of the Fund’s Online Services is at your own risk. The Fund and its service providers (including the Transfer Agent) do not guarantee the security or uninterrupted availability of the Website. Access may be delayed, limited, or unavailable for reasons including, but not limited to, periods of peak demand, market volatility, system maintenance, or failures of hardware, software, or network connections.

It is your responsibility to maintain an alternative method for placing transactions (such as by telephone or mail). To the extent permitted by applicable law, neither the Fund, the Transfer Agent, the Fund’s distributor, nor their respective affiliates will be liable for any losses, damages, costs, or expenses arising from any delay, error, or failure to process your transaction request, or for any unauthorized access to your account, due to system unavailability, technical failures, security breaches, or any other cause or circumstance beyond the reasonable control of the Fund or its agents.

See “Purchasing Fund Shares,” for additional information regarding transaction requirements and other applicable restrictions.

ACCOUNT STATEMENTS AND TRANSACTION CONFIRMATIONS

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for dividend and capital gain distributions and reinvestments.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its Transfer Agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify annually as a “Regulated Investment Company” (“RIC”) under the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a RIC, the Fund will distribute annually to its shareholders substantially all of its net investment income and net capital gains in the form of dividends and capital gain distributions.

When you open an account, you will make an election to receive dividends and distributions in cash or to reinvest them in additional shares of the Fund. You may change this election by notifying the Fund at any time prior to the record date for a dividend or distribution. The Fund declares dividends and capital gain distributions to shareholders of record annually, typically in December.

The Fund may be required to withhold and remit to the U.S. Treasury a portion of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number on the Account Application; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified to the Fund that such shareholder is not subject to backup withholding.

UNCASHED CHECKS AND AUTOMATIC DIVIDEND AND CAPITAL GAIN REINVESTMENT

If you elect to receive your dividend and capital gain distributions via check, ACH, or wire, and the distribution amount is $50 or less, the amount may be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day's NAV. When reinvested, those amounts are subject to market risk like any other investment.

Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1. Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as "lost";

2. Dividends and capital gain distributions checks are not cashed within 180 days; or

3. Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day's NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

TAX CONSEQUENCES AND COST BASIS METHOD

The Fund intends to make distributions that may be taxed as ordinary income and capital gains. The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to tax. Dividends paid by the Fund from net investment income or distributions from short-term net capital gains are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains. Distributions of capital gains are taxable to shareholders, regardless of the length of time Fund shares have been owned by the shareholder. A shareholder will be treated for tax purposes as having received the dividend when it is declared and not when it is paid. Dividends and capital gain distributions may be subject to state and local taxes.

•	Cost Basis Reporting

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of "covered shares," which are generally shares acquired on or after January 1, 2012.

The Fund's default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting us at 800-541-FUND (800-541-3863), or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

If a shareholder purchases shares after the Fund has realized but not yet distributed income or capital gains, the purchase price may include the amount of the upcoming distribution, and the shareholder may pay full price for the shares and later receive a portion of the purchase price back as a taxable distribution. In such case, the shareholder will be taxed upon receipt of such distribution, even though the distribution effectively represents a return of a portion of the purchase price. This is known as “buying a dividend.”

Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI. Shareholders are urged to consult with their own tax advisors for further information.

FINANCIAL HIGHLIGHTS

The Financial Highlights are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Financial Highlights have been audited by Cohen & Company, Ltd., independent registered public accounting firm, whose report, along with Fund’s financial statements, are included in the Annual Report. The years prior to 2023 were audited by the Fund's prior independent registered public accounting firm. Annual reports are available for free upon request by contacting Volumetric Fund at 800-541-FUND or visiting our website: www.volumetric.com.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each year)

Years ended December 31	2025	2024	2023	2022	2021
Net asset value, beginning of year	$23.83	$22.53	$20.67	$25.43	$23.32
Income (loss) from investment operations:
Net investment (loss) gain	(0.02)	(0.11)	0.00*	(0.07)	(0.17)
Net realized and change in unrealized
gain (loss) on investments	0.39	3.02	2.60	(3.56)	4.32
Total from investment operations	0.37	2.91	2.60	(3.63)	4.15
Less distributions from:
Net investment income	0.00	0.00	0.00*	0.00	0.00
Net realized gains	(0.45)	(1.61)	(0.74)	(1.13)	(2.04)
Total distribution	(0.45)	(1.61)	(0.74)	(1.13)	(2.04)
Net asset value, end of year	$23.75	$23.83	$22.53	$20.67	$25.43
Total return	1.53%	12.85%	12.56%	(14.25%)	17.78%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$37,348	$40,771	$37,266	$36,316	$43,330
Ratio of expenses to average net assets	1.89%	1.89%	1.90%	1.89%	1.89%
Ratio of net investment income (loss) to average net assets	(0.06%)	(0.45%)	0.00%**	(0.31%)	(0.67%)
Portfolio turnover rate	62%	46%	62%	67%	34%

*Amount represents less than $0.01

**Amount represents less than 0.01%

PRIVACY POLICY

In the course of its relationship with shareholders, Volumetric Fund, Inc. (the “Fund”) will gather and maintain personal, nonpublic information regarding its shareholders. The Fund is committed to maintaining the privacy and confidentiality of this shareholder information. Accordingly, the Fund has adopted this privacy policy regarding disclosure of non-public personal information that shareholders provide to the Fund or that the Fund collects from other sources. In the event that a shareholder holds shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how shareholder nonpublic personal information would be shared with nonaffiliated third parties. This policy is designed to be in accordance with SEC privacy regulations, which require investment companies to determine and disclose how they treat nonpublic information about their clients and potential clients.

Categories of Information the Fund May Collect

The Fund may collect the following nonpublic personal information about its shareholders and potential shareholders from the following sources:

•	Information received from a shareholder on applications or other forms, correspondence, or conversations (such as the shareholder’s name, address, phone number, social security number, and date of birth); and
•	Information about the shareholder’s transactions with the Fund, its affiliates, or others (such as the shareholder’s account number and balance, payment history, cost basis information, and other financial information).
•	Information received from third parties (such as brokers, financial planners or other intermediaries hired by the shareholder).
•	Cookies. Our website does not use cookies or similar tracking technologies. We do not collect personal data through cookies for analytics, advertising, or other purposes. Our third-party email service provider may use web beacons and cookies for the strict purpose to determine if and when you received, opened, or clicked any links in the email blast. This information is not used for other purposes.

Categories of Information the Fund May Disclose

The Fund may not disclose any nonpublic personal information about its current, former or potential shareholders to unaffiliated third parties, except (i) as necessary to service shareholder accounts including, without limitation, the settlement, billing, processing, clearing, or transferring of shareholder transactions; (ii) as otherwise directed by a shareholder; or (iii) as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant, distributor, and legal counsel) to process shareholder transactions and otherwise provide services to the shareholder.

Confidentiality and Security

All client information is to be maintained in the Fund’s shareholder files and/or stored on appropriate electronic media. The transfer Agent and distributor may maintain certain shareholder files on the Fund’s behalf. Information from potential clients may be filed in temporary files but shall be subject to the same restrictions and limitations as other client files outlined below.

The Fund shall restrict access to shareholder nonpublic personal information to those persons who require such information to provide products or services to the shareholder. The Fund shall maintain physical, electronic, and procedural safeguards that comply with federal standards to guard shareholder nonpublic personal information. Access to shareholder files and information, whether in paper or electronic format, is limited to personnel of the Fund and its service providers (e.g., the administrator, transfer agent, custodian and distributor) for the purposes of servicing shareholder accounts.

Disposal of Information

The Fund, through its transfer agent, have taken steps to reasonably ensure that the privacy of a shareholder’s nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Investment Adviser

Volumetric Advisers, Inc.

87 Violet Drive

Pearl River, New York 10965

845-623-7637 / 800-541-FUND

www.volumetric.com

info@volumetric.com

Transfer Agent

Ultimus Fund Solutions, LLC

Cincinnati, Ohio 45246

Distributor

Ultimus Fund Distributors, LLC

Cincinnati, OH 45246

Custodian

US Bank

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

Philadelphia, Pennsylvania 19103

Legal Counsel

Thompson Hine LLP

Columbus, OH 43215

Board of Directors

Jeffrey Gibs

Josef Haupl

Alexandre M. Olbrecht, PhD.

Cornelius O’Sullivan

Stephen J. Samitt

Allan A. Samuels

Raymond W. Sheridan

Stacey S. Yanosy

Irene J. Zawitkowski, Chair

Officers

Jeffrey Gibs – Chief Executive Officer, President, Portfolio Manager, CCO

Alex Aleman – Vice President, Portfolio Manager

For more information about the Fund, the

Following documents are available free

upon request.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund, including its operations and investments' policies. It is incorporated by reference and is legally considered a part of this prospectus.

Annual/Semi Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

To obtain a free copy of the SAI, the Fund’s annual and semi-annual reports to shareholders, Form N-CSR or other information about the Fund, or to make shareholder inquiries about the Fund, please contact:

Volumetric Fund, Inc.

87 Violet Drive, Pearl River, NY 10965

Telephone: 800-541-FUND (800-541-3863)

Website: www.volumetric.com

E-mail: info@volumetric.com

Ticker symbol: VOLMX

The Fund will send the requested document within 3 business days of receipt of the request.

Reports and other information about the Fund are available for free on the SEC’s website: www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by email at: publicinfo@sec.gov.

Investment Company Act File No. 811-04643

VOLUMETRIC FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

April 28, 2026

Ticker: VOLMX

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with Volumetric Fund Inc’s. (the “Fund”) Prospectus dated April 28, 2026. This SAI is incorporated by reference into the Fund’s Prospectus. Portions of the Fund’s Annual Form N-CSR to shareholders are incorporated by reference into this SAI. A free copy of the Prospectus and Annual N-CSR may be obtained by contacting the Fund at:

Volumetric Fund, Inc.

87 Violet Drive

Pearl River, New York 10965

Phone: 800-541-3863 or 845-623-7637

Email: info@volumetric.com

Website: www.volumetric.com

FUND HISTORY

Volumetric Fund, Inc. (the “Fund”) -- formerly named The Volumetric Investment Society -- was founded in August of 1978 by Mr. Gabriel J. Gibs, as a private investment partnership for his friends, relatives, and associates. At that time, he had worked as a chemist for Lonza, Inc., a large multinational chemical firm, where some of his co-workers encouraged him to start the Fund. The Fund started its operations on September 1, 1978, with 19 charter shareholders and with net assets of $17,712, and an initial offering price of $10.00 per share.

The Fund’s name was changed from the Volumetric Investment Society to Volumetric Fund, Inc. on June 15, 1986. It was incorporated under the laws of the State of New York on July 25, 1986, after, at the Annual Meeting the shareholders approved the reorganization. The Fund has been open to the general public since September 3, 1987.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is an open-end diversified mutual fund. The Fund’s investment objective is capital growth. Its secondary objective is downside protection.

The principal investment strategies and the principal risks are described in the Prospectus.

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. The Fund is subject to principal risks which are outlined in the Prospectus. This section contains information regarding some of the additional investments, and related risks, the Fund may make and some of the investment techniques it may use.

Foreign Securities. The Fund may invest in foreign securities, either directly or indirectly through depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored.” While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depositary receipts generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to depositary receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the depositary receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although depositary receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depositary receipt holders at the request of the issuer of the deposited securities.

 Other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When the Fund invests in ADRs or other U.S. dollar-denominated foreign securities, it generally will not be subject to currency risk.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Volumetric Advisers, Inc. (the “Adviser”) will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

Small Cap Companies. The Fund may invest in small-cap stocks with annual revenues over $1 billion. There is a risk that stocks of smaller companies may be subject to more volatility than stocks of larger more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks are typically less liquid, trade in lower volumes, and more sensitive to changes in the issuer’s earnings and prospects.

U.S. Government Obligations. The Fund may invest in U.S. Government obligations, which include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. U.S. Treasury obligations also include the separate principal and interest components of U.S. Treasury obligations which are traded under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Shares of the Fund are not guaranteed or backed by the United States Government.

STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIP security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates.

STRIPS do not entitle the holder to any periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIP security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

FUND POLICIES

A.	Fundamental. The investment limitations described below have been adopted by the Board of Directors (the “Board”) with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

(1)	The Fund will not issue debt securities.

(2)	The Fund cannot borrow money except as a temporary emergency measure and not exceeding 10% of its total assets. The Fund may not purchase additional securities while borrowings exceed 5% of the value of its total assets.

(3)	The Fund will not underwrite securities of other issuers, except when purchasing or selling portfolio securities.

(4)	The Fund will not purchase or sell commodities, real estate or non-financial assets.

(5)	The Fund will not make loans.

(6)	The Fund will not invest more than 5% of its assets in the securities of any one issuer. However, United States government securities, index related securities, such as S&P 500 Index Trust, NASDAQ 100 Trust and various exchange-traded funds (ETFs) are excluded from this requirement.

(7)	The Fund will not invest more than 20% of its assets in any single industry.

(8)	The Fund will not purchase more than 5% of any class of securities of any one issuer or invest for the purpose of exercising control of the issuer’s management.

(9)	The Fund will not invest more than 5% of its total assets in the securities of other investment companies. This does not include anything that is deemed a money market fund or equivalent.

(10)	The Fund will not invest in securities for which there exists no readily available market or for which there are legal or contractual restrictions on resale.

(11)	The Fund typically invests in a broadly diversified portfolio of large and mid-cap domestic stocks; although its portfolio may also contain small-cap stocks with annual revenues over $1 billion.

(12)	The Fund will not purchase securities on margin.

(13)	The Fund will not invest more than 15% of its net assets in S&P 500 based ETFs or equivalents.

B.	Non-Fundamental. The following limitations have been adopted by the Board with respect to the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

(1)	The Fund will not sell any security short or engage in the purchase of call, put or other options.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund intends to publicly disclose all of its portfolio holdings quarterly within 60 days after each quarter-end. The Fund’s management intends to publicly disclose all portfolio holdings with a delay of at least 15 days after each quarter-end to facilitate timely release of information to rating and reporting agencies, such as Lipper, Inc., Morningstar, Inc., Bloomberg L.P. and others. The Fund does not make selective non-public disclosures of portfolio holdings to third parties. Furthermore, the Fund may publicly disclose its top ten holdings along with their percentages, on a monthly basis, after a minimum of a 3-day delay, on the Fund's website at www.volumetric.com, “Fact Sheet” report, and other reports.

The policy and procedures generally prohibit the disclosure of the Fund's portfolio holdings until it has been made available to the public through regulatory filings with the Securities and Exchange Commission ("SEC") or posted to the Fund's website. The Fund's complete portfolio holdings are made available to the public on a quarterly basis, generally, no later than 60 days after the end of each calendar quarter end. The Fund’s entire portfolio holding is available in the Form N-PORT Report, which can be found on the SEC’s website, www.sec.gov. A snapshot of the top portfolio holdings is reported in Fund’s Annual and Semi-Annual Tailored Shareholder Reports (“TSR”) and a detailed portfolio is included in the corresponding Certified Shareholder Report (“Form N-CSR”). These reports can be found on the Fund's website at www.volumetric.com or by visiting www.sec.gov.

The Fund may also disclose its complete portfolio holdings, on a daily basis and without a time lag to the Fund’s custodian, independent registered public accountant, transfer agent, brokers, and any other necessary service providers who require such information to perform their contractual duties and responsibilities to the Fund. The Fund may also disclose its complete holdings to Directors and to the Chief Compliance Officer (“CCO”) of the Fund at the Board meetings for discussing the Fund’s performance and portfolio. In addition, complete portfolio holdings information may be provided to the Fund's independent registered public accounting firm (the "Auditor"), for purposes of preparing the annual audit of the Fund and related shareholder reports. The service providers and the Auditor are subject to duties of confidentiality, including a duty not to trade on non-public information, whether by contract, applicable law, or relevant accounting standards. The Fund's CCO periodically may request that the service providers confirm their compliance with these restrictions.

Neither the Fund nor the Adviser receives any compensation or other consideration for the disclosure of the Fund's portfolio holdings.

Only executive officers of the Fund, subject to the Board's oversight, may authorize disclosure of the Fund's portfolio securities. The Fund has adopted policies and procedures that are designed to ensure that disclosure of the information regarding portfolio holdings is in the best interest of the Fund's shareholders, including addressing any conflicts of interest between the interest of the Fund's shareholders and that of the Adviser, and any affiliated persons thereof. The Fund's CCO, at least annually, reports to the Board regarding these policies and procedures and their application.

MANAGEMENT OF THE FUND

The Fund’s daily operations are managed by the Fund’s adviser and the Fund’s officers. Major policy decisions must be approved by the Board. The number of directors is currently set at nine. The Board must approve any change in the number of directors. The Fund’s Interested and Independent Directors and their occupations in the past five years are shown in the following table:

Name, Address** and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director during Past Five Years
Interested Directors
Jeffrey Gibs Age: 59	CEO, President, Portfolio Manager, Chief Compliance Officer and Director (7)	Annually since 2018	Chief Executive Officer since 2022, President and Portfolio Manager since 2016 (Titled Co-Portfolio Manager 2016 to 2021) and CCO since 2005. Jeffrey was Executive Vice President from 2015 to 2016 and Vice President from 1997 to 2015. He had worked as a consultant to the Fund since 1989. Additionally, since 1988, Mr. Gibs has been employed in the financial services industry which included roles as Vice President and other management positions for several financial institutions. Jeffrey is President of Volumetric Advisers, Inc.	1	None
Irene J. Zawitkowski Age: 73	Chair, Director (6)	Annually since 1978	Chair since 2018. CEO and Portfolio Manager from 2016 to 2022. Ms. Zawitkowski was President and Portfolio Co-manager from 2003 to 2016 and Executive Vice President of the Fund from inception of the Fund to 2003. Ms. Zawitkowski was also Executive Vice President of Volumetric Advisers, Inc. until 2022.	1	None
Independent Directors
Josef Haupl Age: 81	Director (1)	Annually since 2004	Engineering Consultant to the chemical industry, since 2002. Previously, Director of Technology of Lurgi PSI, an engineering and construction services company for the chemical industry.	1	None
Alexandre M. Olbrecht, PhD. Age 47	Director (4)	Annually since 2012	Professor of Economics, Anisfield School of Business at Ramapo College of New Jersey, since 2005. Executive Director of the Eastern Economic Association. He was elected by the Board as the Fund’s Audit Committee Chair effective 2025, and he previously served as the Vice Chair of the Audit Committee from 2015 to 2024.	1	None
Cornelius O’Sullivan Age 57	Director (3)	Annually since 2017	Proprietor of Neil T. O’Sullivan, CPA since 2009. Previously Partner, Cherian, O’Sullivan & Tatapudy, LLP, CPA, since 2003. Mr. O’Sullivan started his accounting career with Ernst & Young, LLP certified public accountants. He was elected as Vice Chair of the Audit Committee effective 2025.	1	None
Stephen J. Samitt Age: 84	Director (1)(3)	Annually since 1996	Mr. Samitt is a Principal at the firm Stephen Samitt – Tax Preparation, since 2024; He was a Principal at Stephen Samitt, CPA, LLC, from 2008 to 2023. Also, previously a Principal at Briggs Bunting & Dougherty, LLP since 1997. He serves as the Fund’s Financial Expert and had served as the Audit Committee’s Chair until 2024.	1	None
Allan A. Samuels Age: 88	Director (2) (5)	Annually since 2007	Since 2025, Mr. Samuels is the Special Adviser to the Board of the Rockland Business Association (“RBA”). From 2001, he served as both the CEO until 2025 and President until 2024 of the RBA. He is also a Board member of several non-profit and business organizations.	1	None
Raymond W. Sheridan Age: 75	Director (2)	Annually since 1995	President, Raymond Sheridan Financial, Inc., insurance and financial services since 2002. Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005.	1	None

Name, Address** and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held by Director during Past Five Years
Independent Directors
Stacey S. Yanosy Age: 57	Director (3)	Annually since 2022	Member Development Officer at Affinity Federal Credit Union since 2019, Previously, she was a Banker at People’s United Bank (2017 to 2019) and Branch Manager at Palisades Federal Credit Union (2009 to 2017).	1	None
Non-Director - Officer
Alex Aleman Age: 53	Vice President, Portfolio Manager, and Secretary	N/A	Portfolio Manager and Vice President since 2024 for Volumetric Fund, Inc. Previously, he was a Private Client Banker at JPMorgan Chase & Co.(2022 to 2024) and was the Head Trader at Granby Capital Management, LLC (2003-2021). He is Vice President of Volumetric Advisers, Inc.	N/A	N/A

(1) Member of the Governance & Nominating Committee. (2) Co-Chair of the Governance & Nominating Committee. (3) Member of the Audit Committee. (4) Chairman of the Audit Committee. (5) Lead Independent Director. (6) Interested Director, former employee and former owner of the Adviser. (7) Interested Director, employee and owner of the Adviser.

** The address of each director is c/o Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York 10965.

LEADERSHIP STRUCTURE AND DIRECTOR QUALIFICATIONS

Board Committees

The Board has an Audit Committee and a Governance & Nominating Committee, each consisting entirely of Independent Directors.

The Audit Committee includes four Independent Directors: (i) Alexandre Olbrecht (Chair of the Audit Committee), (ii) Cornelius O’Sullivan (Vice Chair of the Audit Committee), (iii) Stephen Samitt (Fund’s Financial Expert), and (iv) Stacey Yanosy. The Audit Committee is primarily responsible for recommending the selection of the independent registered public accounting firm to the Board; receiving, reviewing, and keeping the Board informed about the shareholder reports, including the annual shareholder report; and such other matters that may warrant attention.

The Governance & Nominating Committee includes four Independent Directors: (i) Allan Samuels (Co-Chair), (ii) Raymond Sheridan (Co-Chair), (iii) Stephen Samitt and (iv) Josef Haupl. The Governance & Nominating Committee is primarily responsible for the oversight of the Board and making Director nominations to the Board.

Allan Samuels is the Fund’s Lead Independent Director.

The risk oversight of the Fund is addressed at Board meetings. The full Board and Independent Directors met in executive session four times in the last fiscal year. In addition, the Audit Committee met twice, and the Governance & Nominating Committee met once during the last fiscal year.

Shareholders may nominate a director for the Board. Any recommendation may be made to either Governance & Nominating Committee or any other member of the Board.

Director Qualifications

The Governance & Nominating Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Director, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Fund. The Board has concluded, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Directors, that each Director is qualified to serve on the Board. The Board believes that the Directors’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors support this conclusion. In determining that a particular Director is and will continue to be qualified to serve as a Director, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Jeffrey Gibs - Mr. Gibs has served as Director of the Fund since 2018. Mr. Gibs also serves as Chief Executive Officer, President, Treasurer, Portfolio Manager and CCO of the Fund and is President and a control person of the Adviser. Mr. Gibs has also previously served in a variety of other roles for the Fund, including as Executive Vice President, Vice President, and as a consultant. Mr. Gibs began his investment industry career in 1988 with Chase Manhattan Bank in the global custody area of the U.S. Private Banking Division. Mr. Gibs also worked at various investment firms, and most recently at US Bank as a Vice President of Hedge Fund Accounting and Operations. He attended Monmouth University, where he earned a B.S. degree in Business with concentration in Computer Systems. Mr. Gibs’ extensive experience in the investment industry, including as an employee of the Adviser, adds depth and understanding to the Board’s obligations to the Fund and shareholders.

Irene J. Zawitkowski - Ms. Zawitkowski has served as a Director of the Fund since 1978 and has been the Chair of the Board, since 2018. She was the Chief Executive Officer (2016 to 2022) and Portfolio Manager (2003 to 2022) for the Fund. Ms. Zawitkowski has served in other various capacities since the Fund’s inception, including as President, Co-Portfolio Manager and Executive Vice President. Ms. Zawitkowski was Executive Vice President and a control person of the Adviser until 2022. Prior to her tenure with the Adviser and the Fund, Ms. Zawitkowski was an accounting supervisor for Lonza, Inc. She has a B.S. in Accounting and an MBA in Finance from Fairleigh Dickinson University. Ms. Zawitkowski’s experience in finance and portfolio management, including as an original employee of the Adviser, adds depth and understanding to the Board’s obligations to the Fund and shareholders.

Josef Haupl - Mr. Haupl has served as a Director of the Fund since 2004. He has worked as an Engineering Consultant in the chemical industry since 2002. Previously, Mr. Haupl was the Director of Technology for Lurgi PSI, an engineering and construction services company for the chemical industry. Mr. Haupl has participated on the Board since 2004 and has significant knowledge of the Fund and Adviser. He holds an MBA from Fairleigh Dickinson University (1997), and an Engineering Diploma (FH) at Ingenieur Schule in Aalen, Germany (1988).

Alexandre M. Olbrecht Dr. Olbrecht has served as a Director of the Fund since 2012 and has been Chair of the Audit Committee since 2025, and former Vice Chair of the Committee. He is a Professor of Economics at the Anisfield School of Business at Ramapo College of New Jersey, the Executive Director of the Eastern Economic Association, and the Editor in Chief of the Journal of Business and Economic Studies. Dr. Olbrecht has a B.S. from Lehigh University and a M.A. and Ph.D., from the State University of New York at Binghamton. Dr. Olbrecht’s experience in finance and economics adds depth and understanding to the Board’s obligations to the Fund and shareholders.

Cornelius O’Sullivan - Mr. O’Sullivan has served as a Director of the Fund since 2017 and has been the Audit Committee’s Vice Chair since 2025. He is the proprietor of the public accounting firm of Neil T. O’Sullivan, CPA, a position he has held since 2009. Previously, Mr. O’Sullivan was a partner at the public accounting firm of Cherian, O’Sullivan & Tatapudy, LLP, and began his career as an accountant for Ernst & Young, LLP. Mr. O’Sullivan received his B.S. in accounting from Manhattan College in 1990 and has been a licensed CPA since 1996. Mr. O’Sullivan’s knowledge and experience as a certified public accountant (“CPA”) brings unique tax and financial expertise to the Board.

Stephen J. Samitt - . Mr. Samitt has served as a Director of the Fund since 1996 and is the Fund’s Financial Expert. He was also Chair of the Audit Committee until 2024. Mr. Samitt is a principal at the firm Stephen Samitt – Tax Preparation, since 2024; Previously he was a principal at Stephen Samitt, CPA, LLC, from 2008 to 2023, a principal at the public accounting firm of Briggs Bunting & Dougherty, LLP, and a Partner at the full-service accounting firm of Tait, Weller & Baker. His knowledge and experience as a CPA brings unique tax and financial expertise to the Board and is designated the Fund’s financial expert.

Allan A. Samuels - Mr. Samuels has served as a Director of the Fund since 2007 and is Co-Chair of the Governance & Nominating Committee. Currently, he is the Special Adviser to the Board of the Rockland Business Association, and their former CEO and President. He has significant board member experience as a director for several non-profit and business organizations. Mr. Samuels’s experience in growing businesses and as a community leader, adds depth and understanding to the Board’s obligations to the Fund and shareholders.

Raymond W. Sheridan - Mr. Sheridan has served as a Director of the Fund since 1995 and is Co-Chair of the Governance & Nominating Committee. He is the President of Raymond Sheridan Financial, Inc., an insurance and financial services firm since 2002. Previously, Mr. Sheridan was Vice President and Treasurer of the Fund between 1997 and 2005. Mr. Sheridan’s experience in financial services and his knowledge and understanding about the

Fund and the Adviser, adds depth and understanding to the Board’s obligations to the Fund and shareholders. He graduated with a Business Administration Degree from Pace University in 1973.

Stacey S. Yanosy - Ms. Yanosy has served as a Director of the Fund since 2022. Ms. Yanosy is the Member Development Officer at Affinity Federal Credit Union, a position she has held since 2019, Previously, she was a Banker at People’s United Bank (2017 to 2019) and the Branch Manager at Palisades Federal Credit Union (2009 to 2017). Ms. Yanosy brings over 20 years of finance and banking industry experience to the Funds Board. She received her B.A. in economics from Penn State University. Ms. Yanosy’s experience in financial services and banking, adds depth and understanding to the Board’s obligations to the Fund and shareholders.

The table below sets forth the aggregate dollar range of shares owned beneficially by each Director of the Fund as of the most recent fiscal year end, December 31, 2025. The dollar ranges are: $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Jeffrey Gibs	Over $100,000	Over $100,000
Irene J. Zawitkowski	Over $100,000	Over $100,000
Josef Haupl	Over $100,000	Over $100,000
Alexandre M Olbrecht, PhD.	$10,001 to $50,000	$10,001 to $50,000
Cornelius T. O’Sullivan	$10,001 to $50,000	$10,001 to $50,000
Stephen J. Samitt	Over $100,000	Over $100,000
Allan A. Samuels	$50,001 to $100,000	$50,001 to $100,000
Raymond W. Sheridan	Over $100,000	Over $100,000
Stacey S. Yanosy	$1 to $10,000	$1 to $10,000

No officers or directors of the Fund received any compensation from the Fund, but are compensated by the Adviser for serving on the Board. The amount of such fees is subject to increase or decrease at any time.

Directors receive a meeting fee of $300 for each board and committee meeting they attend. However, Directors receive an additional $192 for attending the Annual Shareholder Meeting. The Chair of each Committee receives $450 per meeting. The Financial Expert receives an annual fee of $1,440. Total fees paid to Independent Directors were $14,142 during the fiscal year ended December 31, 2025. Director fees and compensation of all officers are paid by the Adviser.

CODE OF ETHICS

The Fund, the Adviser and Ultimus Fund Distributors, LLC, (the “Distributor”) have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) which governs the personal trading activities of all “Access Persons”. Access Persons generally include all officers and interested directors of the Fund and those of the Adviser. The Code is based upon the principle that the Access Persons have the fiduciary duty to place the interest of Fund’s shareholders above their own. Under each Code, the Directors are permitted to invest in securities that may also be purchased by the Fund.

The Code permits Access Persons to buy and sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code requires all Access Persons to report personal security holdings and personal securities transactions regularly. The Code requires Access Persons, who are investment personnel, to pre-clear most of their personal securities transactions.

PROXY VOTING POLICY

The Board of Volumetric Fund, Inc. has adopted a proxy voting policy and procedure that delegates the authority to vote proxies to the Chair of the Board and President of the Fund, subject to the supervision of the Board. The proxy voting policy generally provides that proxy voting will be decided on by a case-by-case basis, with the intention being to vote all proxies in the best interest of the Fund’s shareholders.

The following guidelines summarize the policy in routine issues of proxies. Accordingly, the voting generally will support the management’s slate of directors of the company being voted upon. Regarding the selection of independent auditors of the company being voted upon, the voting as a general rule, will support the management’s choice of auditors. All other non-routine issues will be voted on a case-by-case basis in the best interest of Fund shareholders.

In situations where there is a conflict of interest, or apparent conflict with the Fund, the vote will be based upon the recommendation of the majority of the Fund’s Independent Directors.

The Fund files Form N-PX with its complete proxy voting record for the twelve months ending June 30, no later than August 31 of each year. This filing is available without charge, upon request, by calling the Fund toll-free (800) 541-3863, on the Fund’s website at www.volumetric.com, and on the SEC’s website at www.sec.gov. The Fund will provide the Form N-PX information within three business days of the request.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund.

There are no controlling person as of March 31, 2026, that own or control more than 25% of the shares outstanding of the Fund.

The following table shows the only persons known to own beneficially (as determined in accordance with Rule 13d-3 under the Securities Exchange Act 1934) 5% or more of the outstanding shares of the Fund as of March 31, 2026.

Name and Address	% Ownership	Type of Ownership
SEI Private Trust Company C/O TIAA 1 Freedom Valley Drive Oaks PA 19456	8.90%	Record

Management ownership, as of March 31, 2026, includes directors and their immediate family members, such as their spouses and minors, beneficially owned 157,506.568 shares or 10.41% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Volumetric Advisers, Inc. is the investment adviser of Volumetric Fund, Inc., 87 Violet Drive, Pearl River, New York, 10965, pursuant to the Investment Advisory Agreement (the “Agreement”) between the Fund and the Adviser, dated February 1, 2026 (the “Effective Date”). The Board at its December 3, 2025, meeting, approved the Agreement, the terms of which were identical to the prior investment advisory agreement, with only the term updated. The Adviser is registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended. The Adviser was incorporated in New York in 1983.

The Agnes Gibs Revocable Trust dated 11/15/17 is considered a controlling person of the Adviser. Agnes Gibs is the trustee of The Agnes Gibs Revocable Trust dated 11/15/17 and surviving wife of Founder Gabriel Gibs.

The following are affiliated persons with both the Adviser and the Fund, in their respective capacity: Irene Zawitkowski is Chair of the Fund, former CEO and former Portfolio Manager of Volumetric Fund and former Executive Vice President and former partial owner of the Adviser; Jeffrey Gibs is Chief Executive Officer, President, Portfolio Manager and CCO of the Fund and President and partial owner of the Adviser. Jeffrey Gibs is the son of Agnes and Gabriel Gibs. Agnes Gibs, the wife of Gabriel Gibs, is strictly an owner of the Adviser and is not involved with the day-to-day activity of the Fund.

The Fund pays the Adviser a fee, payable monthly, at the annual rate of: 2.00% of the average daily net assets of the Fund on the first $10 million of the average daily net assets; 1.90% of such net assets from $10 million to $25 million;1.80% of such net assets from $25 million to $50 million; 1.50% of such net assets from $50 million to $100 million; and 1.25% of such net assets over $100 million. The Adviser’s fee is a unitary fee such that it includes most Fund expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, and does not exceed 2.0%. The daily management fee is calculated each day and deducted from total assets, as an accrued expense, to obtain net assets. The management fee is paid to the Adviser monthly. The daily management fee is determined by multiplying the Fund’s net assets by the appropriate rate, currently 1.89%, and dividing the resulting number by the number of calendar days of the year. Performance of the Fund does not affect the fee paid to the Adviser.

Management fees paid by the Fund to the Adviser for the past three years were as follows:

2025	$733,901
2024	$ 749,385
2023	$ 687,306

The Agreement was approved by the Board (including the affirmative vote of all Directors who were not parties to the Agreement or interested persons of any such party) on December 3, 2025. The Agreement may be terminated without penalty within 60 days upon written notice by a vote of the majority of the Fund’s Board, or by the Adviser or by Holders of a majority of the Fund’s outstanding shares. The Agreement remained in effect for two years from its original approval of shareholders on April 22, 2022, and was approved thereafter by the Board annually, and must now be renewed by the Board at least annually, or in the manner stipulated in the 1940 Act. This requires that the Agreement and any renewal be approved by a vote of the majority of the Fund’s directors who are not parties to or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval.

The Adviser, in addition to providing investment advice, pays most expenses of the Fund. This includes: salaries of personnel, research, data processing, printing and postage, clerical, administrative, bank fees, advertising and marketing expenses and fidelity bonding for officers, as required by the 1940 Act. Furthermore, the Adviser also pays the Fund’s custodian fees, state registration fees and franchise taxes, legal and auditing fees, and all other operating expenses, such as shareholder reports and proxy statements. However, the Adviser does not pay the Fund’s brokerage commissions and SEC transaction fees. The Adviser shall not pay those expenses of the Fund which are related to litigation against the Fund, if any; or if the Fund is required to pay income taxes or penalties associated with those taxes.

The Fund does not receive any 12b-1 fees.

The Agreement may not be assigned or transferred to another investment adviser without the consent of Board, and a majority of the Fund’s shareholders.

TRANSFER AGENT, FUND ACCOUNTANT AND DIVIDEND PAYING AGENT

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund’s transfer agent, fund accountant and dividend paying agent. As transfer agent, Ultimus performs all shareholder servicing functions, including transferring and recording ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications, and acting as the dividend disbursing agent. The Adviser, not the Fund, pays Ultimus.

CUSTODIAN

The Custodian of the Fund’s securities is US Bank, N.A., 1555 North Rivercenter Drive, Milwaukee, WI 53212. The Custodian does not have any part in determining the investment policies of the Fund or which securities are to be purchased or sold. The Adviser, not the Fund, pays the custodian’s fee.

IRA AND PENSION ACCOUNT CUSTODIAN

First National Bank of Omaha (“FNBO”) acts as the custodian of the IRA and various other retirement accounts that invest in the Fund. The Adviser, not the Fund, pays the custodian’s fees on behalf of existing shareholders. Closing account and other possible fees charged by the custodian are generally the responsibility of the shareholder.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, PA 19103, has served as the Fund’s Independent Registered Public Accounting Firm during calendar year 2025. The Adviser, not the Fund, pays Cohen & Company, Ltd.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The Fund is managed by Co-Portfolio Managers, Jeffrey Gibs and Alex Aleman (collectively, the “Portfolio Managers”). As of December 31, 2025, the Portfolio Managers were responsible for the management of the following other accounts in addition to the Fund:

Jeffrey Gibs
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	3	$0.2	0	$0

Alex Aleman
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	3	$0.2	0	$0

Portfolio Managers are employed and compensated by the Adviser, not the Fund. The Portfolio Managers are salaried employees with a potential bonus. The size of the assets under management and the performance of the Fund do not determine compensation.

Portfolio Manager	Dollar Range of Fund Shares
Jeffrey Gibs	$100,001 to $500,000
Alex Aleman	$10,000 to $50,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

To minimize brokerage commissions the Fund predominantly utilizes the services of discount brokers and full-service brokers whose negotiated rates are competitive. Brokers are selected based on their fees, services and execution capability. The Fund does not engage in any “soft-dollar” arrangements with these brokers. There are no affiliated brokers.

The aggregate commissions paid by the Fund for the three previous calendar years are indicated below.

2025	$ 4,579
2024	$ 3,581
2023	$ 4,666

CAPITAL STOCK

The Fund is authorized to issue up to 4,000,000 shares of common stock with a par value of $.01 per share. Each share has one vote, and all shares participate equally in dividends and other distributions by the Fund. Fractional shares have the same rights proportionately as do full shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of the Fund may be purchased and redeemed as outlined in the Prospectus and Summary Prospectus.

The Fund redeems its shares at net asset value next determined after the Fund receives your redemption request. Redemption requests will be processed after verification of ownership. Requests to close an account may be required to be made in writing; however, the Adviser has the right to waive this requirement in its sole discretion. Redemption proceeds will be sent to the account owner’s address or bank account on record.

Shareholders may purchase shares through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is a $100 minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or the transfer agent may modify, suspend, or terminate the SWP at any time.

UNCLAIMED PROPERTY

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law. Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required. In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale. For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply. To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

TAXATION OF THE FUND

The Fund is qualified or intends to qualify annually as a “Regulated Investment Company” (“RIC”) under Subchapter M of the Internal Revenue Code. Qualified investment companies, such as most mutual funds, are exempt from Federal income taxes. In order to qualify as a RIC, the Fund must distribute annually to its shareholders, substantially all of its net investment income and net capital gains in the form of dividends or capital gain distributions.

The Fund has chosen Average Cost Method as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

UNDERWRITER

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 is the principal distributor and underwriter for the Fund. The Adviser, not the Fund, pays the Distributor.

FINANCIAL STATEMENTS

The Fund’s 2025 Annual Form N-CSR, containing the audited financial statements for year ended December 31, 2025, notes to financial statements, and the opinion of the Fund’s Independent Registered Public Accounting Firm, Cohen & Company, Ltd., have been filed with the SEC and is hereby incorporated by reference into this SAI. A copy of the Annual Form N-CSR is available, free of charge, by calling the Fund’s toll-free number at 800-541-3863, visiting the Fund's website: www.volumetric.com and the SEC’s website www.sec.gov.

PART C - OTHER INFORMATION

Item 28. Exhibits

(a) Articles of Incorporation of Volumetric Fund, Inc. – Filed with Registrant’s registration statement on Form N-1A dated May 17, 2021, and incorporated herein by reference.

i. Certificate of Amendment of the Certificate of Incorporation was filed with Registrant’s registration statement on Form N-1A dated May 17, 2021, and is incorporated herein by reference.

(b) Amended and Restated By-Laws of Volumetric Fund, Inc. is filed herewith.

(c) Instruments Defining Rights of Security Holder. None

(d) Investment Advisory Agreement between Registrant and Volumetric Advisers, Inc. dated effective as of February 1, 2026, is filed herewith.

(e) Underwriting Contracts.

i. Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC was filed with Registrant’s registration statement on Form N-1A dated April 30, 2021 and is incorporated herein by reference.

(f) Bonus or Profit-Sharing Contracts. None

(g) Custody

i. Custody Agreement between the Registrant and US Bank N.A. was filed with Registrant’s registration statement on Form N-1A dated April 27, 2015, and is incorporated herein by reference.

ii. First Amendment to the Custody Agreement between the Registrant and US Bank N.A. was filed with Registrant’s registration statement on Form N-1A dated April 19, 2019, and is incorporated herein by reference.

`

(h) Other Material Contracts.

i. Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC, Cincinnati, Ohio was filed with Registrant’s registration statement on Form N-1A dated April 30, 2021, and is incorporated herein by reference.

(i) Legal Opinion

(i) Thompson Hine LLP Legal Opinion was filed with Registrant’s registration statement on Form N-1A dated May 17, 2021 and is incorporated herein by reference.

(ii) Consent of Thompson Hine LLP is filed herewith.

(j) Consent of Independent Registered Public Accounting Firm for the Fund is filed herewith.

(k) Omitted Financial Statements. None

(l) Initial Capital Agreements. None

(m) Rule 12b-1 Plan. None

(n) Rule 18f-3 Plan. None

(o) Reserved. None

(p) Code of Ethics

       (i) Combined Code of Ethics for the Registrant’s and Volumetric Advisers, Inc. is filed herewith.

Item 29 Persons Controlled by or Under Common Control with Registrant

None

Item 30 Indemnification

To the extent permitted by law, the Fund shall indemnify each Director and Officer of the Fund, against all expenses and liabilities reasonably incurred by their connection with or arising out of any action, suit, or proceeding in which they may be involved by reason of their being or having been a Director or Officer of the Fund, whether or not they continued to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to, judgments, court costs, attorneys’ fees and the cost of settlements. The Fund shall not, however, indemnify such Director or Officer with respect to matters as to which they shall be finally adjudged in any such action, suit, or proceeding to have been liable because of willful misconduct in the performance of their duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Fund to the effect that such settlement or compromise is in the best interest of the Fund, and that such Director or Officer is not liable for willful misconduct in the performance of their duties with respect to such matters, and if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

Pursuant to the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC, the Registrant agrees to indemnify, defend, and protect Ultimus Fund Distributors, LLC, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Registrant’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of applicable law by the Registrant or its affiliated persons or agents relating to the Distribution Agreement and the activities thereunder; and (3) any material breach by the Registrant or its affiliated persons or agents of the Distribution Agreement.

Pursuant to the Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC, Ultimus Fund Distributors, LLC agrees to indemnify, defend, and protect the Registrant, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) Ultimus Fund Distributors, LLC’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of applicable law by Ultimus Fund Distributors, LLC or its affiliated persons or agents relating to the Distribution Agreement and the activities thereunder; and (3) any material breach by Ultimus Fund Distributors, LLC or its affiliated persons or agents of the Distribution Agreement.

Pursuant to the Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC (“UFS”), the Registrant agrees to indemnify, defend, and protect UFS, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Registrant’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of applicable law by the Registrant or its affiliated persons or agents relating to the Master Services Agreement and the activities thereunder; and (3) any material breach by the Registrant or its affiliated persons or agents of the Master Services Agreement.

Pursuant to the Master Services Agreement between the Registrant and UFS, UFS agrees to indemnify, defend, and protect the Registrant, including its trustees or directors, officers, employees, and other agents (collectively, the “Indemnitees”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) UFS’ failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of applicable law by UFS or its affiliated persons or agents relating to the Master

Services Agreement and the activities thereunder; and (3) any material breach by UFS or its affiliated persons or agents of the Master Services Agreement.

Item 31 Business and Other Connection of Investment Adviser

None

Item 32 Principal Underwriters

a)	Ultimus Fund Distributors, LLC, is the principal underwriter for the Fund. Ultimus Fund Distributors, LLC, serves as the principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Open-End Investment Companies

Open-End Investment Companies

Hussman Investment Trust

Hussman Strategic Market Cycle Fund.

Hussman Strategic Total Return Fund

Hussman Strategic Allocation Fund

Schwartz Investment Trust

Ave Maria Value Focused Fund

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria Growth Focused Fund

Ave Maria Bond Fund

Ave Maria World Equity Fund

Williamsburg Investment Trust

The Jamestown Equity Fund

The Davenport Core Leaders Fund

The Davenport Equity Opportunities Fund

The Davenport Value & Income Fund

The Davenport Small Cap Focus Fund

The Davenport Balanced Income Fund

The Government Street Equity Fund

The Government Street Opportunities Fund

The Davenport Insider Buying Fund

The Investment House Funds

The Investment House Growth Fund

Chesapeake Investment Trust

The Chesapeake Growth Fund

The Cutler Trust

Cutler Equity Fund

CM Advisors Family of Funds

CM Advisors Fixed Income Fund

Papp Investment Trust

Papp Small and Mid-Cap Growth Fund

Eubel Brady & Suttman Mutual Fund Trust

Eubel Brady & Suttman Income and Appreciation Fund

Eubel Brady & Suttman Income Fund

Conestoga Funds

Conestoga Small Cap Fund

Conestoga SMID Cap Fund

Conestoga Discovery Fund

Centaur Mutual Funds Trust

Copley Fund, Inc.

Caldwell & Orkin Funds, Inc.

Gator Capital Long/Short Fund

Ultimus Managers Trust

Lyrical U.S. Value Equity Fund

Lyrical International Value Equity Fund

Wavelength Fund

Blue Current Global Dividend Fund

Marshfield Concentrated Opportunity Fund

HVIA Equity Fund

Meehan Focus Fund

Adler Value Fund

Q3 All-Season Systematic Opportunities Fund

Q3 All-Season Tactical Fund

Blueprint Adaptive Growth Allocation Fund

Evolutionary Tree Innovators Fund

Westwood Alternative Income Fund

Westwood Multi-Asset Income Fund

Westwood Income Opportunity Fund

Westwood Quality SmallCap Fund

Westwood Quality SMidCap Fund

Westwood Quality Value Fund

Westwood Real Estate Income Fund

Westwood Broadmark Tactical Growth Fund

Westwood Salient MLP & Energy Infrastructure Fund

Westwood Broadmark Tactical Plus Fund

Nia Impact Solutions Fund

Oak Associates Funds

White Oak Select Growth Fund

Pin Oak Equity Fund

Rock Oak Core Growth Fund

River Oak Discovery Fund

Red Oak Technology Select Fund

Black Oak Emerging Technology Fund

Live Oak Health Sciences Fund

Segall Bryant & Hamill Trust

Segall Bryant & Hamill Small Cap Growth Fund

Segall Bryant & Hamill International Small Cap Fund

Segall Bryant & Hamill Global All Cap Fund

Segall Bryant & Hamill Plus Bond Fund

Segall Bryant & Hamill Quality High Yield Fund

Segall Bryant & Hamill Municipal Opportunities Fund

Segall Bryant & Hamill Colorado Tax Free Fund

Segall Bryant & Hamill Short Term Plus Fund

Segall Bryant & Hamill Small Cap Value Fund

Segall Bryant & Hamill All Cap Fund

Segall Bryant & Hamill Emerging Markets Fund

Segall Bryant & Hamill Small Cap Core Fund

Barrett Opportunity Fund

Barrett Growth Fund

Segall Bryant & Hamill International Equity Fund

American Pension Investors Trust (d/b/a Yorktown Funds)

Yorktown Short Term Bond Fund

Yorktown Growth Fund

Yorktown Multi-Sector Bond Fund

Yorktown Small-Cap Fund

Yorktown Treasury Advanced Total Return Fund

Bruce Fund, Inc.

Bruce Fund

Commonwealth International Series Trust

Commonwealth Australia/New Zealand Fund

Africa Fund

Commonwealth Japan Fund

Commonwealth Global Fund

Commonwealth Real Estate Securities Fund

Capitol Series Trust

Canterbury Portfolio Thermostat Fund

FullerThaler Behavioral Small-Cap Equity Fund

FullerThaler Behavioral Small-Cap Growth Fund

FullerThaler Behavioral Mid-Cap Value Fund

FullerThaler Behavioral Unconstrained Equity Fund

FullerThaler Behavioral Micro-Cap Equity Fund

FullerThaler Behavioral Small-Mid Core Equity Fund

FullerThaler Behavioral Mid-Cap Equity Fund

Reynders, McVeigh Core Equity Fund

Oak Harvest Long/Short Hedged Equity Fund

Unified Series Trust

Absolute Capital Opportunities Fund

Absolute Convertible Arbitrage Fund

Absolute Flexible Fund

Absolute CEF Opportunities

Auer Growth Fund

Crawford Small Cap Dividend Fund

Crawford Large Cap Dividend Fund

Crawford Multi-Asset Income Fund

Dean Mid Cap Value Fund

Dean Small Cap Value Fund

Dean Equity Income Fund

Channel Income Fund

Efficient Enhanced Multi-Asset Fund

Tactical Multi-Purpose Fund

Standpoint Multi-Asset Fund

FI Institutional Group Stock Fund for Retirement Plans

FI Institutional Group ESG Stock Fund for Retirement Plans

FI Institutional Group Fixed Income Fund for Retirement Plans

FI Institutional Group ESG Fixed Income Fund for Retirement Plans

Q India Equity Fund

LCAM Strategic Income Fund

Valued Advisers Trust

BFS Equity Fund

Dana Epiphany Small Cap Equity Fund

Dana Epiphany Equity Fund

Dana Large Cap Equity Fund

Summitry Equity Fund

LS Opportunity Fund

SMI Multi-Strategy Fund

SMI Dynamic Allocation Fund

Slow Capital Growth Fund

Sound Mind Investing Fund

Channing Intrinsic Value Small-Cap Fund

HC Capital Trust

The Intermediate Term Municipal Bond Portfolio

The Value Equity Portfolio

The Growth Equity Portfolio

The Small Capitalization-Mid Capitalization Equity Portfolio

The International Equity Portfolio

The Core Fixed Income Portfolio

The Fixed Income Opportunity Portfolio

The Institutional Value Equity Portfolio

The Institutional Growth Equity Portfolio

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Real Estate Securities Portfolio

The Intermediate Term Municipal Bond II Portfolio

The Commodity Returns Strategy Portfolio

The U.S. Government Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

New Age Alpha Funds Trust

NAA Allocation Fund

NAA Large Cap Value Fund

NAA Large Core Fund

NAA Mid Growth Fund

NAA Opportunity Fund

NAA Risk Managed Real Estate Fund

NAA SMid Cap Value Fund

NAA World Equity Income Fund

New Age Alpha Variable Funds Trust

NAA All Cap Value Series

NAA Large Cap Value Series

NAA Large Core Series

NAA Large Growth Series

NAA Mid Growth Series

NAA Small Cap Value Series

NAA Small Growth Series

NAA SMid-Cap Value Series

NAA World Equity Income Shares

CYBER HORNET TRUST

CYBER HORNET S&P 500

VELA Funds

VELA International Fund

VELA Large Cap Plus Fund

VELA Small Cap Fund

VELA Income Opportunities Fund

VELA Short Duration Fund

VELA Small-Mid Cap Fund

       Waycross Independent Trust

Waycross Managed Risk Equity Fund

Waycross Focused Core Equity Fund

Volumetric Fund

Volumetric Fund, Inc.

MSS Series Trust

Towpath Focused Fund

Towpath Technology Fund

Connors Funds

Connors Hedged Equity Fund

Cantor Select Portfolios Trust

Cantor Fitzgerald Large Cap Focused Fund

Cantor Fitzgerald Equity Dividend Plus Fund

Cantor Fitzgerald International Equity Opportunity Fund

Cantor Fitzgerald Equity Opportunity Fund

Cantor Fitzgerald High Income Fund

James Advantage Funds

James Balanced: Golden Rainbow Fund

James Small Cap Fund

James Micro Cap Fund

James Aggressive Allocation Fund

Johnson Mutual Funds

Johnson Equity Income Fund

Johnson Opportunity Fund

Johnson Enhanced Return Fund

Johnson Institutional Core Bond Fund

Johnson Institutional Intermediate Bond Fund

Johnson Institutional Short Duration Bond Fund

Johnson Core Plus Bond Fund

Johnson Municipal Income Fund

XD Fund Trust

XD Treasury Money Market Fund

Exchange Place Advisors Trust

Sphere 500 Climate Fund

Fort Pitt Capital Total Return Fund

WesMark Funds

WesMark Large Company Fund

WesMark Balanced Fund

WesMark Government Bond Fund

WesMark West Virginia Municipal Bond Fund

WesMark Tactical Opportunity Fund

WesMark Small Company Fund

Plumb Funds

Plumb Balanced Fund

Plumb Equity Fund

Closed-End Investment Companies

Peachtree Alternative Strategies Fund

Lind Capital Partners Municipal Credit Income Fund

Fairway Private Equity & Venture Capital Opportunities Fund

Fairway Private Markets Fund

Dynamic Alternatives Fund

Cantor Fitzgerald Infrastructure Fund

Flat Rock Enhanced Income Fund

Beacon Pointe Multi-Alternative Fund

Axxes Private Markets Fund

Axxes Opportunistic Credit Fund

MidBridge Private Markets Fund

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

Booster Income Opportunities Launch

OneAscent Capital Opportunities Fund

CAZ Strategic Opportunities Fund

83 Investment Group Income Fund

Private Debt & Income Fund

Prospect Enhanced Yield Fund

Sardis Credit Opportunities Fund

PennantPark Enhanced Income Fund

b)	The officers of Ultimus Fund Distributors, LLC are as follows:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Douglas K. Jones	Vice President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, and AML Compliance Officer	AML Officer
Gregory Evans	Financial Operations Principal	None
Melvin Van Cleave	Chief Information Security Officer	None

c)	None.

Item 33 Location of Accounts and Records

Volumetric Advisers, Inc., maintains records at the office of the Registrant: 87 Violet Drive, Pearl River, New York 10965.

Ultimus Fund Solutions, LLC, as transfer agent, fund accountant and dividend paying agent, maintains records at: 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246,

Item 34 Management Services

None

Item 35 Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Town of Orangetown, and State of New York on the 28th day of April 2026.

Volumetric Fund, Inc.

/s/ Irene Zawitkowski

__________________________________

By: Irene J. Zawitkowski, Chair

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and dates indicated.

/s/ Irene Zawitkowski April 28, 2026

_________________________________________ __________________

Irene J. Zawitkowski, Chair, and Director Date

/s/Jeffrey Gibs April 28, 2026

_________________________________________ __________________

Jeffrey Gibs, CEO, President, and Director Date

/s/ Josef Haupl April 28, 2026

________________________________________ __________________

Josef Haupl, Independent Director Date

/s/ Neil O’Sullivan April 28, 2026

________________________________________ __________________

Neil O’Sullivan, Independent Director Date

/s/ Alexandre M. Olbrecht April 28, 2026

________________________________________ __________________

Alexandre M. Olbrecht, PhD, Independent Director Date

/s/ Stephen Samitt April 28, 2026

________________________________________ __________________

Stephen Samitt, Independent Director Date

/s/ Allan Samuels April 28, 2026

________________________________________ __________________

Allan Samuels, Independent Director Date

/s/ Raymond Sheridan April 28, 2026

________________________________________ __________________

Raymond Sheridan, Independent Director Date

/s/ Stacey S. Yanosy April 28, 2026

________________________________________ __________________

Stacey S. Yanosy, Independent Director Date

Exhibit Index:

Exhibit Number	Description
EX.28.b	By-Laws of Volumetric Fund, Inc
EX.28.d	Investment Advisory Agreement
EX.28.i(ii)	Legal Consent
EX.28.j EX.28.p(i)	Consent of Independent Registered Public Accounting Firm Combined Code of Ethics for the Registrant’s and Volumetric Advisers, Inc.